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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  August 17, 1998


                        Commission File Number:  0-26208


================================================================================


                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

          ON JULY 23, 1998, KERAVISION, INC. ANNOUNCED SECOND QUARTER FINANCIAL RESULTS. FURTHER DETAILS REGARDING THIS ANNOUNCEMENT ARE CONTAINED IN THE COMPANY'S NEW RELEASE DATED JULY 23, 1998, ATTACHED AS EXHIBIT HERETO AND INCORPORATED BY REFERENCE HEREIN.

          ON JULY 23, 1998, KERAVISION, INC. ANNOUNCED THE APPOINTMENT OF DAVID
     F. HENIGES TO THE POST OF VICE PRESIDENT-EUROPE. FURTHER DETAILS REGARDING THIS ANNOUNCEMENT ARE CONTAINED IN THE COMPANY'S NEWS RELEASE DATED JULY 23, 1998, ATTACHED AS EXHIBIT HERETO AND INCORPORATED BY REFERENCE HEREIN.

          ON AUGUST 3, 1998, KERAVISION, INC. ANNOUNCED THE ELECTION OF PETER L. WILSON TO ITS BOARD OF DIRECTORS. FURTHER DETAIL REGARDING THIS ANNOUNCEMENT IN THE COMPANY'S NEWS RELEASE DATED AUGUST 3, 1998, ATTACHED AS EXHIBIT HERETO AND INCORPORATED BY REFERENCE HEREIN.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.1    KeraVision, Inc. News Release dated July 23, 1998.

                  99.2    KeraVision, Inc. News Release dated July 23, 1998.

                  99.3    KeraVision, Inc. News Release dated August 3, 1998.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)



Date:  August 17, 1998

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